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[HEWLETT-PACKARD LOGO]
                                                                   Exhibit 10(b)



                             HEWLETT-PACKARD COMPANY
       INCENTIVE COMPENSATION PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)

       THIS AGREEMENT, dated , between HEWLETT-PACKARD COMPANY, a California corporation ---------------------- (hereinafter called "Company") and (the "Employee"), an employee of , --------------------------- is entered into as follows:


                                   WITNESSETH:

         WHEREAS, the Company has established the Hewlett-Packard Company 1985 Incentive Compensation Plan (the "Plan") a copy of which is attached hereto as Exhibit "A" and made a part hereof; and

         WHEREAS, the Executive Compensation and Stock Option Committee of the Board of Directors (the "Committee") has determined that the Employee shall be granted an option under the Plan as hereinafter set forth below;

         NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Employee an option (the "Option") to purchase ------------- shares of its $1 par value voting Common Stock upon the terms and conditions set forth herein.

1. This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.   The Option price shall be $_____________ per share.

3. This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged, or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4. This Option may not be exercised before the first anniversary of the date hereof, nor may it be exercised as to more than one-fourth the number of shares covered herein before the second anniversary hereof, nor may it be exercised as to more than one-half the number of shares covered herein before the third anniversary hereof. Notwithstanding the foregoing this Option shall become exercisable in full upon the retirement of the Employee because of age or permanent and total disability, or upon his death.

5. This Option will expire ten (10) years from the date hereof, unless sooner terminated or cancelled in accordance with the provisions of the Plan.

6. This Option shall be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five shares or the remaining shares covered by the Option if fewer than twenty-five. The written notice must be accompanied by payment of the full Option price for such shares. Payment may be in cash or shares of the Company's Common Stock, or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee.

7. All rights of the Employee in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Employee (except as hereinafter provided) or termination of his employment for any reason other than retirement because of age or permanent and total disability, and in case of such retirement three (3) months from the date thereof; provided, however, the Employee may, by written notice to the Secretary of the Company, designate one or more persons, including his legal representative, who shall by reason of the Employee's death acquire the right to exercise all or a portion of the employee's rights under this Option. The person so designated must exercise the Option within one year after the death of the Employee. The person designated to exercise the Option after the Employee's death shall be bound by the provisions of the Plan.

8. The Employee hereby designates the following person(s) as the one(s) who may exercise this Option after his death as provided above:

     Name:                                   Relationship:
          -----------------------------                    -------------------
     Name:                                   Relationship:
          -----------------------------                    -------------------

9. The Employee may change the above designation at his pleasure by filing with the Secretary of the Company a written notice of change.

10. Employee shall remit to the Company payment for all applicable U.S. withholding taxes at the time Employee exercises any portion of this Option.



     IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate the day and year first above written.


                                      HEWLETT-PACKARD COMPANY



                                      By
     ----------------------------        --------------------------------
     Employee                            John Young, President


(See instructions on reverse side)    By
                                         --------------------------------
                                         D. Craig Nordlund, Secretary &
                                         Corporate Counsel

COMPANY COPY

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SPECIAL INSTRUCTIONS TO EMPLOYEE:

1. Please sign both copies of this option agreement, separate on the perforation, and return the manually signed Company copy to the Corporate Secretary, Mailstop 20BQ, 3000 Hanover St., Palo Alto, CA 94304.

2. Make certain you have filled in the name(s) of your legal represent-ative(s) who may exercise this option in the event of your death.



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           DATE OF EXERCISE                         NUMBER OF SHARES
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